Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17 day of October, 2013.

/s/ Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of October, 2013.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31 day of October, 2013.

/s/ Robert Muccilo

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ George Campbell Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Ellen Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ John F. Hennessy III

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17 day of October, 2013.

/s/ Sally H. Pinero

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2013.

/s/ L. Frederick Sutherland